UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2021

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

CALIFORNIA	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 E Erie St, Ste 525 Unit #2250, Chicago, IL 60611

(Address of principal executive offices)

(630) 286-9560

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	ETFM	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

FOMO CORP. is referred to herein as “we”, “us”, or “us”

Background

After offering to buy the assets of the business, FOMO CORP.’s letter of intent (LOI) was approved by Independence LED Lighting, LLC’s Board of Directors and Owners and signed by its CEO Charles Szoradi on January 5, 2021. A press release was issued by the Company during trading hours that day and is listed below.

ITEM 8.01 Other Events

FOMO CORP. AGREES TO ACQUIRE INDEPENDENCE LED LIGHTING, LLC

Chicago, IL, January 05, 2021 - FOMO CORP. (US OTC: ETFM) is pleased to announce that it has signed a letter of intent (LOI) to acquire the assets of Independence LED Lighting, LLC (“ILED” - www.IndependenceLED.com), a U.S. manufacturer of Buy American Act (BAA) Compliant light-emitting diode (LED) tubes, fixtures, and specialized illumination for Controlled Environment Agriculture (CEA), commonly referred to as grow lights for indoor farming.

ILED, formed in 2011, and brings many benefits to FOMO including:

●	Patented technology, with a 2014 Patent grant by the U.S. Patent and Trademark Office (USPTO) that focus on dynamic “SMART” lighting for improved user experience, which is in line with the recent December 21, 2020 announcement, “Honeywell and Signify Team up to Deploy Integrated Lighting Solutions to Improve Occupant Experience”;
●	Direct Current (DC) powered “driverless” fixtures, for DC microgrids, which save more energy than other LED fixtures and include “SMART” controls from remote hubs and Internet of Things (“IoT”);
●	Proven case studies and reliability with more than 50% energy savings over traditional lights and an industry leading 10-year warranty;
●	Options for zero upfront financing, utility rebate administration, and installation coordination;
●	Private sector accounts that have ranged from Morgan Stanley’s Corporate Headquarters in New York City and MetLife’s offices across the U.S. to quick serve restaurants (QSR) and small businesses;
●	U.S Government “mission-critical” installations on over 30 U.S. Navy ships for Military Sealift Command, Marine Corps Base Quantico, the U.S. Department of Veterans Affairs Durham Medical Center, Walter Reed National Military Medical Center, and the Thumrait Air Base in Oman;
●	Veteran Owned and Minority Owned Government contractor relationships to help facilitate sales and sources for other BAA Complaint and imported lights to match the regulatory and budgetary needs of any commercial or government customer; and
●	Robust and impressive search engine optimization (SEO) generated over the past decade with 1st page ranking on Google for dozens of terms related to, “Made in America LED lighting”. This is key to connect government and private sector buyers to ILED.

As consideration for the acquisition, with a 30-day due diligence period, FOMO will issue ILED 250,000 Series B Preferred Shares, convertible to 250 million common shares.

Said Charlie Szoradi, ILED CEO “COVID-19 has awakened the U.S. to the need for safe, efficient buildings with improved indoor air quality and operating cost reductions through energy savings. Aligning ILED with FOMO is a logical way to bring customers the results they seek. COVID-19 has also highlighted the vulnerabilities in the U.S. food supply chain. Increasing lines at food banks, are due in part to long distance food transit across state lines. ILED makes grow lights, for indoor farming, which reduce the distance from farm to table. An increasing number of vacant commercial buildings can be retrofitted into indoor grow farms for lettuce, microgreens, and other vegetables. The cannabis and hemp/CBD markets are also expanding rapidly across the U.S.”

Said Vik Grover, FOMO, CEO: “This is the right deal for 2021, and I see significant upside. With the growing demand for energy-efficient buildings and President-elect Biden’s plan to upgrade 4 million buildings for energy efficiency, ILED is ideally positioned with proven U.S. made clean-energy technology to help support the goals of the new administration. With 3.4 billion square feet of U.S. government real estate and an average of $.50 to $1.00 per square foot to retrofit with LEDs, the market is large and growing. To this end, a 37-page American LED Alliance Full Report identifies over $1.1 billion in annual energy savings with LED retrofits for the U.S Government.”

About the ILED Patent

On July 21, 2011 ILED filed its “SMART” light patent, which was granted by the USPTO on October 14, 2014. The ILED patent US-20120062129A1: LIGHT ENGINE DEVICE WITH DIRECT TO LINEAR SYSTEM DRIVER is focused on LED lighting with remote drivers, rotatable linear modules, and computer control for smart illumination. Rotatability addresses the need of end users to have the flexibility to adjust the beam angles for a diverse range of commercial and industrial applications. This benefit is valuable for indoor agriculture to maximize plant growth with the proper photosynthetic photon flux density as well as building illumination. The granted patent also includes remote computers coupled to controllers by a network, which is increasingly relevant for the IoT for smart lighting.

About FOMO CORP.

FOMO CORP. is a publicly traded company focused on business incubation and acceleration. The Company invests in and advises emerging companies aligned with a growth mandate. FOMO is developing direct investment and affiliations - majority- and minority-owned as well as in joint venture formats - that afford targets access to the public markets for expansion capital as well as spin-out options to become their own stand-alone public companies.

Forward Looking Statements:

Statements in this press release about our future expectations, including without limitation, the likelihood that FOMO CORP. will be able to meet minimum sales expectations, be successful and profitable in the market, bring significant value to FOMO CORP.’s stockholders, and leverage capital markets to execute its growth strategy, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law. FOMO’s business strategy described in this press release is subject to innumerable risks, most significantly, whether the Company is successful in securing adequate financing. No information in this press release should be construed in any form shape or manner as an indication of the Company’s future revenues, financial condition, or stock price.

CONTACT:

FOMO CORP.

Investor Relations

(630) 286-9560

IR@fomoworldwide.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: January 6, 2021	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer